UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement

On October 6, 2023, Biora Therapeutics, Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) to sell the building and real property located in Ann Arbor, Michigan (the “Property”), formerly utilized by the Company as a genetics laboratory, to Lynxdx, Inc., a Michigan corporation (the “Purchaser” and together with the Company, the “Parties”). The total consideration for the Property is $2,750,000, before estimated commissions, fees and closing costs of approximately $250,000. The closing of the transaction is subject to satisfaction of a number of customary closing conditions and is expected to be completed in the near future.

The Agreement includes a number of customary provisions addressing matters such as title and title insurance, closing deliverables, representations and warranties of the Parties, survival of the Parties’ representations and warranties for a period of time after the closing, indemnification by the Parties for breach of their respective representations, warranties and covenants in the Agreement and relating to the property and other matters.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical facts included in this Current Report on Form 8-K, including statements concerning the Company’s beliefs concerning the anticipated closing of the transactions contemplated by the Agreement, including the timing of such closing, and the amount of estimated commissions, fees and closing costs payable by the Company pursuant to the Agreement. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan,” “target,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements reflect the Company’s plans, estimates, and expectations, as of the date of this Current Report on Form 8-K. These statements involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results to differ materially from the forward-looking statements expressed or implied in this Current Report on Form 8-K. Such risks, uncertainties, and other factors include, among others, the Company’s ability to complete the transaction within the anticipated time period and those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission, and other subsequent documents, including Quarterly Reports, that the Company files with the SEC.

The Company expressly disclaims any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biora Therapeutics, Inc.

Date: October 6, 2023	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer